--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

INVESTMENT MANAGER

Schroder Capital Management Inc. ("SCM", formerly Schroder Wertheim Investment Services, Inc.), is an indirect wholly owned subsidiary of Schroders plc. The firm, is a part of the Schroder Investment Management Group, which manages in excess of $175 billion for clients globally. At the end of the last calendar quarter, SCM had over $4 billion in assets under management.

December 15, 1997

Dear Shareholder:

We are pleased to present the annual report for Schroder Series Trust for the fiscal year ended October 31, 1997. U.S. financial market returns were strong over the course of the last fiscal year; although there was a pick up in volatility, especially in the equity market. In general, markets recovered swiftly from their weak periods. Most of the strength came from a benign U.S. economic environment with stronger growth and lower than anticipated inflation. Consumer spending was supported by sizable employment growth and consequent buoyant income, capital spending was propelled by strong demand for high-technology goods and exports were driven by an increase in shipments to Canada, Mexico and Western Europe. Inflation remained low despite an extremely tight labor market as a strong U.S. dollar had a significant downward influence on import prices. Stronger than expected economic activity resulted in positive corporate profit growth.

Looking ahead, we anticipate that the U.S. economy will encounter a more challenging environment in 1998. Economic problems in Asia are well documented, while Brazil and Argentina also face tough times. But domestic economic activity remains formidable, lower interest rates are providing a stimulative backdrop, and conditions in Western Europe seem to be improving. In addition, it appears that demand for U.S. goods from Canada and Mexico will remain strong. However, import penetration should continue to soar as a result of a strong U.S. dollar and heightened efforts from economically devastated Asian nations to sell goods to the U.S. Indeed, we believe that a wider net export deficit will take a full percentage point off economic growth during 1998, and we look for real GDP to expand by just over 2% in the year, fourth quarter over fourth quarter, following an estimated 3.8% gain in 1997.

Inflation is expected to increase only fractionally in 1998 as the U.S. dollar proves to be more of a neutral factor than it was in 1997 and pricing flexibility is further constrained by heightened competition from Asia. Any upward inflation pressure which does appear should emanate from the labor market. Corporate profits are likely to prove particularly disappointing as margins are compressed by a combination of more rapid labor cost increases and the aforementioned brutally competitive pricing environment.

The U.S. economy does not currently exhibit the pressures nor do we see the market excesses that would usually precede a material correction. Nevertheless, we are aware that after the gains of recent years and the higher valuations being placed on some investments, the risks associated with any disappointing news are increased. In the investment process, SCM pays close attention to the expectations already reflected in the prices of securities, looking for both attractive valuations as

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

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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

well as favorable return prospects. This discipline should help to protect the funds within the Trust from the setbacks that often occur when overly optimistic expectations are not matched.

Although the environment for U.S. financial markets is likely to become more challenging as the economic cycle ages, we do believe that U.S. companies today are well-positioned competitively and are becoming increasingly focused on the efficient use of capital. This should result in their nimble response to changing economic circumstances and should position them well for the future. In combination with favorable secular trends for interest rates and inflation, based on demographics, we believe that this bodes well for the longer term outlook for U.S. financial assets.

Sincerely,

/s/ Ashbel C. Williams, Jr.
Ashbel C. Williams, Jr.
President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 3, 1997)

Q: How did the Schroder Large Capitalization Equity Fund perform relative to its benchmark, the S&P 500(R) Index, for the fiscal year ended October 31, 1997?

A: For the fiscal year ending October 31, 1997, the Fund posted a strong absolute gain of 26.18%, but trailed its benchmark, the unmanaged S&P 500(R) Index, which returned 32.11% over the same period. For the six months ended October 31, 1997, the Fund returned 10.87% while its benchmark returned 15.17% for the same period.

Q: What factors contributed to performance over the fiscal year?

A: Declining long-term interest rates and robust corporate profits against a background of subdued inflation were the driving factors to the strong absolute performance. The Fund's cash position, though moderate, detracted 1.5% from relative performance and continued to be the single biggest constraint on relative performance in the rapidly rising market. Stock selection in the capital goods and healthcare sectors hurt relative performance as did overweights to the capital goods and consumer staples sectors. Strong stock selection in consumer staples, financials, and technology boosted performance as did an underweight position in utilities. In the last three months of the fiscal year, large cap stocks fell out of favor relative to small cap stocks which negatively impacted performance since the Fund focuses its investments in the larger issues.

Q: What is management's market outlook for the next six months?

A: Management's view is that near-term U.S. GDP growth will remain strong.
   Nevertheless, the disinflationary bias of a stronger dollar and softer Asian economies will outweight the inflationary implications of a capacity constrained U.S. economy. While previously it appeared that higher interest rates would ultimately be necessary to reign in U.S. economic growth, a much wider trade deficit with Asia combined with limited pricing power for the U.S. companies could well exert a similar effect on U.S. growth and thereby obviate the need for the Federal Reserve to tighten monetary policy. Higher labor costs, however and the above noted limited pricing power due to weakness in developing market economies may well pressure corporate margins. Management expects that 1998 growth will significantly lag what was seen this year.

Q: How do you anticipate the portfolio will be structured?

A: Due to concerns regarding 1998 earnings growth, we expect that the Fund will continue to emphasize industries where positive business trends may offset the pressures on corporate profitability and focus on companies that we believe have the wherewithal to maintain consistent earnings. The Fund has no exposure to the telecommunications or utility sectors where deregulation is spurring large capital commitments in increasingly competitive environments. The Fund remains underweighted in the technology sector where many valuations still appear to be extended against a fundamental backdrop of pricing pressures and above average sensitivity to slowing Asian economies. In the energy sector, management expects that the emphasis will be on the services companies. This industry is in the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

   middle of a very powerful cyclical and secular up-trend, which we believe should offer good visibility to earnings and drive growth at a pace well above that of the market's.

Q: Are there particular sectors management expects to concentrate on?

A: The Fund's largest overweight position relative to the benchmark is in the consumer staples sector. In general, the companies in this sector should provide earnings visibility, less sensitivity to cyclical pressures, and superior growth rates. Notably absent from our concentration here is a position in the beverage industry where we foresee severe pricing pressure as competitors seek to defend and increase market share. Fund holdings are diversified across the food, tobacco, consumer products, and pharmaceutical retailing industries with particular emphasis on food and consumer products where earnings should outpace the market. CPC International Inc., for example, is well diversified by product and geography. We believe the company offers excellent financial management with the disciplined reinvestment of cash into potentially highly profitable products and countries. The company's prospects and its relative valuation should be buoyed by the year-end spin-off of its corn processing division that has muted earnings growth over the past six quarters.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

             Measurement Period
           (Fiscal Year Covered)               Large Cap Equity Fund       S&P 500 Monthly
Feb-94                                                 10000                   10000

             Measurement Period
           (Fiscal Year Covered)                        9960                    9901
             Measurement Period
           (Fiscal Year Covered)                        9450                    9469
Apr                                                     9510                    9591
             Measurement Period
           (Fiscal Year Covered)                        9730                    9748
             Measurement Period
           (Fiscal Year Covered)                        9400                    9509
Jul                                                     9700                    9821
             Measurement Period
           (Fiscal Year Covered)                        9980                   10224
             Measurement Period
           (Fiscal Year Covered)                        9490                    9974
Oct                                                     9450                   10199
             Measurement Period
           (Fiscal Year Covered)                        9080                    9827
             Measurement Period
           (Fiscal Year Covered)                        9214                    9973
Jan-95                                                  9426                   10231
             Measurement Period
           (Fiscal Year Covered)                        9890                   10630
             Measurement Period
           (Fiscal Year Covered)                       10051                   10944
Apr                                                    10313                   11265
             Measurement Period
           (Fiscal Year Covered)                       10575                   11716
             Measurement Period
           (Fiscal Year Covered)                       10787                   11988
Jul                                                    11200                   12386
             Measurement Period
           (Fiscal Year Covered)                       11331                   12417
             Measurement Period
           (Fiscal Year Covered)                       11522                   12941
Oct                                                    11210                   12894
             Measurement Period
           (Fiscal Year Covered)                       11825                   13460
             Measurement Period
           (Fiscal Year Covered)                       11820                   13720
Jan-96                                                 12227                   14186
             Measurement Period
           (Fiscal Year Covered)                       12468                   14318
             Measurement Period
           (Fiscal Year Covered)                       12656                   14456
Apr                                                    12788                   14668
             Measurement Period
           (Fiscal Year Covered)                       12876                   15047
             Measurement Period
           (Fiscal Year Covered)                       12744                   15104
Jul                                                    12228                   14436
             Measurement Period
           (Fiscal Year Covered)                       12503                   14741
             Measurement Period
           (Fiscal Year Covered)                       13107                   15571
Oct                                                    13383                   16001
             Measurement Period
           (Fiscal Year Covered)                       14492                   17210
             Measurement Period
           (Fiscal Year Covered)                       14180                   16870
Jan-97                                                 15044                   17924
             Measurement Period
           (Fiscal Year Covered)                       16125                   18064
             Measurement Period
           (Fiscal Year Covered)                       14635                   17319
Apr                                                    15229                   18353
             Measurement Period
           (Fiscal Year Covered)                       16163                   19464
             Measurement Period
           (Fiscal Year Covered)                       16746                   20336
Jul                                                    18123                   21955
             Measurement Period
           (Fiscal Year Covered)                       16840                   20725
             Measurement Period
           (Fiscal Year Covered)                       17470                   21861
Oct-97                                                 16886                   22591

The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED        INCEPTION TO
                                                            OCTOBER 31, 1997     OCTOBER 31, 1997*
                                                            ----------------     -----------------
Schroder Large Capitalization Equity Fund.................        26.18%               15.17%*

*Average annual total return from commencement of operations (February 16, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1997

            TOP TEN HOLDINGS

           SECURITY            % OF NET ASSETS
----------------------------------------------
Cisco Systems Inc.                   4.9%
General Electric Co.                 3.8%
Textron Inc.                         3.8%
Mobil Corp.                          3.7%
BankAmerica Corp.                    3.7%
American International Group
  Inc.                               3.5%
Allied Signal Inc.                   3.5%
Wal Mart Stores Inc.                 3.4%
Philip Morris Cos.                   3.2%
Allstate Corp.                       3.1%
                                  -------
Total                               36.6%

            INVESTMENT BY SECTOR

            SECTOR             % OF NET ASSETS
----------------------------------------------
Basic Industry                        3.9%
Capital Goods                        15.2%
Consumer Cyclical                     8.7%
Consumer Staples                     17.7%
Energy                               10.4%
Financial Services                   19.2%
Healthcare                           10.8%
Technology                            8.6%
Transportation                        2.0%
Cash Equivalents and Other Net
  Assets                              3.5%
                                     -----
Total                                 100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 3, 1997)

Q: How did the Schroder Small Capitalization Value Fund perform, relative to its benchmark, the Russell 2000(R) Index, for the six and twelve month periods ended October 31, 1997?

A: For the twelve month period ended October 31, 1997, the Schroder Small
   Capitalization Value Fund Investor Shares rose 48.46%, well exceeding its benchmark the unmanaged Russell 2000 Index gain of 29.33% for the same period. For the six month period ended October 31, 1997, the Fund returned 28.30%. By comparison, its benchmark was up 27.29% for the same period.

Q: What factors contributed to performance over the fiscal year?

A: The Fund's significant market outperformance over the last twelve months was broadly based among holdings and industry sectors. After the sharp correction in June and July of 1996, management had an opportunity to reposition the portfolio into the best small-cap names in the universe it follows. Specifically during the fiscal year we were significantly over-weighted in the energy sector. EVI Inc., an oil service company, appreciated 192% over the twelve month period followed by Tuboscope Vetco Inc. up 140%. Each of our energy holdings outperformed during the year. Since fiscal year end, we have reduced our exposure to this sector. We were moderately overweighted during the year in technology. Symantec Corporation (+101%) and Policy Management Systems Corp. (+70%) contributed significantly to our outperformance. We have also reduced our technology exposure since fiscal year end. We also had a strong representation in financial services during the year. Vesta Insurance Group Inc. (+127%) led performance in this sector but each of our holdings in banks, insurance, asset gatherers and REITS outperformed. We are currently overweighted in financial services.

   Currently, large cap indices are trading at the high end of their historic multiple ranges while small-cap indices are trading 12% beneath their average historic multiple. Large cap profit growth should slow while small cap profit growth should accelerate. These trends result in heightened merger and acquisition activity. Using their fully valued equities as currency, large companies can buy smaller companies to enhance their growth rates. Three Fund holdings were acquired at substantial premiums to cost basis in the last two weeks of September: Beacon Properties, Western National Corp. and Amvestors Financial Corp. A fourth holding, Parker & Parsley merged with Mesa Petroleum to form Pioneer Natural Resources in August. Pioneer is a $3 billion enterprise. The Fund's original investment in Parker & Parsley more than doubled at the time of sale and proceeds from Pioneer were redeployed into smaller-sized opportunities.

Q: What type of investment strategy is applied to the Schroder Small
   Capitalization Value Fund?

A: The Small Capitalization Value investment approach is based on Fund management's "relative value" discipline. Management's goal is to buy high quality companies with above-average earnings growth prospects when they are attractively priced relative to similar companies, to the equity markets overall, and to their own normal market valuations. This approach results in a focused portfolio which contains about 40 small capitalization stocks. Sector weightings are continually monitored to prevent undesirable concentrations and to ensure reasonable diversification.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

   Small-cap companies historically have not attracted substantial coverage by Wall Street analysts or a sizable institutional following. For these reasons, many investors have not recognized the full values of small cap companies or their potential for earnings growth. During the research process, management typically meets directly with senior members of companies that we look to invest in as well as interviews suppliers, competitors and other key industry contacts. Management's goal is to utilize Schroders' proprietary research to discover value before it is generally recognized in the marketplace. This value may be in the form of significantly undervalued assets, a new product line, a new management team or some other catalyst for change. We believe that this approach may create superior returns for clients.

Q: Are you still able to find good investment ideas in the current market environment?

A: The initial small capitalization value universe researched totals over 2000 names. After screening for desirable financial characteristics, the Fund's eligible investment universe includes over 700 companies. Our focused investment style requires only 40 company stocks with significantly greater reward than risk at any given time. Management believes that the underfollowed, underloved nature of the small-cap value marketplace leads to chronic price inefficiencies. Our job requires that we know our universe well enough to take advantage of price inefficiencies as they occur. At this time, management does not currently lack good investment ideas for the portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

             Measurement Period
           (Fiscal Year Covered)                Small Cap Value Fund      Russell 2000 Index
Feb-94                                                 10000                    10000

             Measurement Period
           (Fiscal Year Covered)                        9880                     9982
             Measurement Period
           (Fiscal Year Covered)                        9660                     9455
Apr                                                     9800                     9511
             Measurement Period
           (Fiscal Year Covered)                        9690                     9404
             Measurement Period
           (Fiscal Year Covered)                        9460                     9084
Jul                                                     9520                     9233
             Measurement Period
           (Fiscal Year Covered)                        9800                     9748
             Measurement Period
           (Fiscal Year Covered)                        9810                     9716
Oct                                                     9770                     9678
             Measurement Period
           (Fiscal Year Covered)                        9300                     9287
             Measurement Period
           (Fiscal Year Covered)                        9490                     9537
Jan-95                                                  9210                     9418
             Measurement Period
           (Fiscal Year Covered)                        9540                     9808
             Measurement Period
           (Fiscal Year Covered)                        9743                     9977
Apr                                                    10023                    10188
             Measurement Period
           (Fiscal Year Covered)                       10383                    10374
             Measurement Period
           (Fiscal Year Covered)                       10643                    10812
Jul                                                    11194                    11541
             Measurement Period
           (Fiscal Year Covered)                       11354                    11780
             Measurement Period
           (Fiscal Year Covered)                       11384                    11880
Oct                                                    10774                    11454
             Measurement Period
           (Fiscal Year Covered)                       11374                    11935
             Measurement Period
           (Fiscal Year Covered)                       11711                    12251
Jan-96                                                 11621                    12237
             Measurement Period
           (Fiscal Year Covered)                       12172                    12618
             Measurement Period
           (Fiscal Year Covered)                       12322                    12880
Apr                                                    13242                    13589
             Measurement Period
           (Fiscal Year Covered)                       13593                    14104
             Measurement Period
           (Fiscal Year Covered)                       12783                    13524
Jul                                                    11742                    12343
             Measurement Period
           (Fiscal Year Covered)                       12603                    13081
             Measurement Period
           (Fiscal Year Covered)                       13043                    13571
Oct                                                    13062                    13362
             Measurement Period
           (Fiscal Year Covered)                       14054                    13913
             Measurement Period
           (Fiscal Year Covered)                       14512                    14278
Jan-97                                                 15038                    14583
             Measurement Period
           (Fiscal Year Covered)                       15072                    14211
             Measurement Period
           (Fiscal Year Covered)                       14589                    13540
Apr                                                    15116                    13578
             Measurement Period
           (Fiscal Year Covered)                       16603                    15088
             Measurement Period
           (Fiscal Year Covered)                       17573                    15735
Jul                                                    18680                    18467
             Measurement Period
           (Fiscal Year Covered)                       19459                    18844
             Measurement Period
           (Fiscal Year Covered)                       20413                    18077
Oct-97                                                 19382                    17233

The Russell 2000 Index is a broad based measure of small capitalization U.S. equity market performance.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to the shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                                            ONE YEAR ENDED         INCEPTION TO
                                                           OCTOBER 31, 1997     OCTOBER 31, 1997**
                                                           ----------------     ------------------
Schroder Small Capitalization Value Fund -- Investor
  Share..................................................        48.46%                19.56%

                                                                                  INCEPTION TO
                                                                               OCTOBER 31, 1997***
                                                                               -------------------
Schroder Small Capitalization Value Fund -- Advisor
  Shares................................................                               -3.39%

**Average annual total return from commencement of operations (February 16,
1994)
***Total return from commencement of operations (September 26, 1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1997

             TOP TEN HOLDINGS

           SECURITY            % OF NET ASSETS
----------------------------------------------
Tuboscope Vetco Inc.                 4.1%
EVI Inc.                             3.8%
Harman International Industries
  Inc.                               3.6%
Symantaec Corp.                      3.4%
Liberty Financial Companies
  Inc.                               3.3%
Protective Life Corp.                3.2%
Policy Management Systems            3.2%
Westpoint Stevens Inc.               3.1%
OM Group Inc.                        3.1%
Aptar Group Inc.                     3.1%
                                  -------
Total                               33.9%

             INVESTMENT BY SECTOR

            SECTOR             % OF NET ASSETS
----------------------------------------------
Consumer Discretionary               13.3%
Consumer Staples                      1.0%
Energy                               12.9%
Financial Services                   24.9%
Health Care                           7.5%
Materials and Processing              8.8%
Producer Durables                    13.8%
Technology                           10.9%
Cash Equivalents & Other Net
  Assets                              6.9%
                                     -----
Total                                 100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1997)

Q: How did the Schroder MidCap Value Fund perform for the fiscal year ended
   October 31, 1997?

A: The Schroder MidCap Value Fund appreciated 3.60% for the three month period ended October 31, 1997. The Fund commenced operations on August 1, 1997. This performance compared favorably with its unmanaged benchmark, the S&P MidCap 400(R) Index, which was up 1.03% for the same period.

Q: What is the investment strategy for the Schroder MidCap Value Fund?

A: Schroder's mid-cap value investment approach is based on Fund management's
   "relative value" discipline. Management's goal is to buy high quality companies with above-average earnings growth prospects when they are attractively priced relative to similar companies, to the equity markets overall, and to their own normal market valuations. This approach results in a focused portfolio which contains 30-35 stocks with market capitalizations ranging from $750 million to $5 billion. Sector weightings are continually monitored to prevent undesirable concentrations and to ensure reasonable diversification.

   Mid-cap companies, like small-cap companies, historically have not attracted substantial coverage by Wall Street analysts or a sizable institutional following. For these reasons, many investors have not recognized the full values of mid-cap companies or their potential for earnings growth. During the research process, management typically meets directly with senior company management and interviews suppliers, competitors and other key industry contacts. Management's goal is to utilize Schroders' proprietary research to discover value before it is generally recognized in the marketplace. This value may be in the form of significantly undervalued assets, a new product line, a new management team or some other catalyst for change.

Q: What is the outlook for the mid-cap sector of the market for the next six months?

A: Current mid-cap valuation measures are attractive when compared to large-cap valuations. The companies currently owned in the Fund sell at a discount to their projected three year earnings growth rates. This compares quite favorably with both the S&P MidCap 400 Index and the S&P 500 Index both of which sell at premiums to their projected earnings growth rates. Unlike a number of large-cap companies, mid-cap companies generally do not have significant emerging markets exposure. Therefore, earnings growth in the mid-cap sector should be impacted less by international economic factors. For this reason, mid-cap earnings growth should outpace that of large-cap companies. While markets may well exhibit volatility over the next six months, management believes that over time investors will be attracted to the faster earnings growth of mid-cap companies and that the sector will produce superior returns over a full market cycle.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

             Measurement Period
           (Fiscal Year Covered)                 MidCap Value Fund     S&P MidCap 400(R) Index
Aug-97                                                10000                    10000
Aug-97                                                10320                     9868
Sep-97                                                10090                     9461
Oct                                                   10236                     9516

The S&P MidCap 400 Index is a market weighted composite of 400 stocks in the middle capitalization sector of the U.S. equities market.

PERFORMANCE INFORMATION

                                                                               INCEPTION TO
                                                                             OCTOBER 31, 1997*
                                                                             -----------------
Schroder MidCap Value Fund...............................................           3.60%

*Total return from commencement of operations (August 1, 1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1997

               TOP TEN HOLDINGS

           SECURITY            % OF NET ASSETS
----------------------------------------------
Wyman Gordon Co.                     3.7%
Symantec Corp.                       3.5%
Ceridian Corp                        3.3%
Claire's Stores Inc.                 3.3%
OfficeMax Inc.                       3.3%
Protective Life Corp                 3.3%
Tosco Corp.                          3.3%
AmerUs Life Holdings                 3.2%
Sovereign Bancorp Inc.               3.2%
Cytec Industries Inc.                3.2%
                                    -----
Total                               33.3%

               INVESTMENT BY SECTOR

            SECTOR             % OF NET ASSETS
----------------------------------------------
Basic Industry                       7.4%
Banks & Finance                     11.6%
Capital Goods                        6.4%
Consumer Cyclical                    5.2%
Consumer Staples                    15.0%
Energy                              15.7%
Insurance                           12.6%
Real Estate                          1.9%
Technology                          16.1%
Transportation                       3.1%
Cash Equivalents & Other Net
  Assets                             5.0%
                                    -----
Total                                100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 3, 1997)

Q: How did the Schroder Investment Grade Income Fund perform for the 6- and
   12-month periods ended October 31, 1997?

A: The Schroder Investment Grade Income Fund returned 7.68% for the fiscal year ended October 31, 1997, compared to its unmanaged benchmark, the Lehman Brothers Government/Corporate Index(R), which returned 8.81% over the same period. For the six months ending October 31, 1997, the Fund returned 6.59% compared to its benchmark which returned 7.42%

Q: How has the Fund positioned itself over the fiscal year?

A: During the fiscal year ended October 31, 1997, the Fund's sector allocations were modestly adjusted. The changes are shown below.

                                                     OCTOBER 31, 1996     OCTOBER 31, 1997
                                                     ----------------     ----------------
        Corporate Notes............................        35.2%                31.2%
        Mortgage-Backed Securities.................        14.6%                20.1%
        U.S. Government Agencies...................        12.0%                 6.2%
        U.S. Treasury Issues.......................        31.5%                38.4%

    Sector allocation and security selections contributed positively to the Fund's fiscal year performance. Spread relationships among corporate issues remained broadly unchanged during this period. Specific holdings in the Fund, however, did perform well and their yields tightened versus U.S. Treasury issues. Mortgage-backed securities performed well as the economy's strength improved the backdrop to the housing market. Corporate yield spreads have widened recently but remain near their historic lows compared to U.S. Treasury issues, while mortgage spreads narrowed versus U.S. Treasury Notes and are near their long-term average. As absolute yield levels declined, the quantity of new issue offerings surged including a number of first time issuers. They were each extensively analyzed and some were selectively added to the portfolio. One such purchase was a "Yankee" issue, whereby a British company, Enterprise Oil, issued dollar-denominated debt in the U.S. Our U.S. credit team worked with the London-based Schroder analyst of the issue to determine its value as a new holding. Management will continue to search the investable universe for additional new ideas while maintaining the current maturity and sector profiles.

Q: What is management's outlook on interest rates over the next six months?

A: Economic theory and historical data suggest a strong correlation between excessive growth rates and inflation. As the economy surpasses the non-inflationary trend growth rate of GDP, inflation is likely to accelerate. Recent data continues to depict an economy with strong domestic growth but little inflation. The recent problems in South East Asian economies will marginally impact the U.S. economy. Management's forecasts of economic growth and inflation have been trimmed. The slower forecast growth will reduce the need to firm monetary policy in 1998. Management's longer-term strategic objective changed to return the portfolio to a neutral duration posture during

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

   the upcoming fiscal year. The Federal budget deficit, in the fiscal year just ended, was less than $30 billion. The fiscal 1998 budget is projected to be balanced. Over $200 billion of foreign cash has come into the U.S. markets in each of the last two years. These market technical factors have created short-term extreme, positive sentiment, but we believe the fundamentals will eventually take control. Therefore, the Fund's tactical shorter-than -benchmark duration policy remains in place.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

             Measurement Period                   Investment Grade         Lehman Brothers
           (Fiscal Year Covered)                    Income Fund            Gov't/Corp Index
Feb-94                                                 10000                    10000

             Measurement Period
           (Fiscal Year Covered)                        9968                     9945
             Measurement Period
           (Fiscal Year Covered)                        9708                     9701
Apr                                                     9578                     9621
             Measurement Period
           (Fiscal Year Covered)                        9548                     9604
             Measurement Period
           (Fiscal Year Covered)                        9502                     9581
Jul                                                     9696                     9773
             Measurement Period
           (Fiscal Year Covered)                        9689                     9777
             Measurement Period
           (Fiscal Year Covered)                        9526                     9629
Oct                                                     9511                     9619
             Measurement Period
           (Fiscal Year Covered)                        9492                     9601
             Measurement Period
           (Fiscal Year Covered)                        9587                     9666
Jan-95                                                  9727                     9850
             Measurement Period
           (Fiscal Year Covered)                        9983                    10079
             Measurement Period
           (Fiscal Year Covered)                       10047                    10146
Apr                                                    10185                    10288
             Measurement Period
           (Fiscal Year Covered)                       10626                    10720
             Measurement Period
           (Fiscal Year Covered)                       10700                    10805
Jul                                                    10643                    10763
             Measurement Period
           (Fiscal Year Covered)                       10771                    10901
             Measurement Period
           (Fiscal Year Covered)                       10859                    11012
Oct                                                    10996                    11174
             Measurement Period
           (Fiscal Year Covered)                       11188                    11368
             Measurement Period
           (Fiscal Year Covered)                       11319                    11525
Jan-96                                                 11398                    11597
             Measurement Period
           (Fiscal Year Covered)                       11161                    11351
             Measurement Period
           (Fiscal Year Covered)                       11089                    11255
Apr                                                    10974                    11178
             Measurement Period
           (Fiscal Year Covered)                       10931                    11159
             Measurement Period
           (Fiscal Year Covered)                       11058                    11307
Jul                                                    11072                    11333
             Measurement Period
           (Fiscal Year Covered)                       11049                    11305
             Measurement Period
           (Fiscal Year Covered)                       11236                    11506
Oct                                                    11477                    11774
             Measurement Period
           (Fiscal Year Covered)                       11673                    11991
             Measurement Period
           (Fiscal Year Covered)                       11549                    11868
Jan-97                                                 11563                    11872
             Measurement Period
           (Fiscal Year Covered)                       11581                    11897
             Measurement Period
           (Fiscal Year Covered)                       11441                    11755
Apr                                                    11594                    11927
             Measurement Period
           (Fiscal Year Covered)                       11687                    12035
             Measurement Period
           (Fiscal Year Covered)                       11611                    12182
Jul                                                    12131                    12555
             Measurement Period
           (Fiscal Year Covered)                       12012                    12415
             Measurement Period
           (Fiscal Year Covered)                       12178                    12610
Oct-97                                                 12358                    12811

The Lehman Brothers Government/Corporate Index is a composite of investment grade issues with maturities greater than one year.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED        INCEPTION TO
                                                            OCTOBER 31, 1997     OCTOBER 31, 1997*
                                                            ----------------     -----------------
Schroder Investment Grade Income Fund.....................         7.68%                5.91%

*Average annual total return from commencement of operations (February 22, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1997

                 TOP TEN HOLDINGS

           SECURITY            % OF NET ASSETS
----------------------------------------------
U.S. Treasury Note                   7.9%
6.500% 10/15/06
U.S. Treasury Note                   6.7%
6.500% 05/31/02
U.S. Treasury Note                   6.6%
6.125% 05/15/98
U.S. Treasury Note                   4.3%
7.250% 08/15/04
U.S. Treasury Note                   3.8%
6.375% 05/15/00
U.S. Treasury Note                   3.7%
7.500% 10/31/99
FNMA Note                            2.4%
6.250% 08/12/03
U.S. Treasury Note                   2.4%
6.750% 08/15/26
FNMA PC# 303909                      2.3%
7.000% 05/01/26
FNMA PC# 250030                      2.3%
7.000% 05/01/24
                                    ----
Total                               42.4%

                 INVESTMENT BY SECTOR

            SECTOR             % OF NET ASSETS
----------------------------------------------
Corporate Notes                      31.2%
Mortgage Backed Securities           20.1%
U.S. Government Agencies              6.2%
U.S. Treasury Issues                 38.4%
Cash Equivalents and Other Net
  Assets                              4.1%
                                     ----
Total                                 100%

                 CREDIT QUALITY

RATING     % OF MARKET VALUE OF INVESTMENTS
----------------------------------------------
U.S. Treasury Issues                     38.9%
U.S. Government Agencies                 26.5%
AAA                                         0%
AA                                        5.5%
A                                        23.2%
Baa                                       5.9%
                                         -----
Total                                     100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 3, 1997)

Q: How did the Schroder Short-Term Investment Fund perform, relative to its benchmark, the 90 day U.S. Treasury Bill, for the annual and semi-annual periods ended October 31, 1997?

A: The Schroder Short-Term Investment Fund had a total return of 4.74% for the fiscal year ended October 31, 1997, compared to its benchmark, the 90 day U.S. Treasury Bill's return of 5.28% over the same period. For the six month period ended October 31, 1997, the Fund returned 2.54% while its benchmark returned 2.60%.

Q: How have yields in alternative money market instruments moved, relative to each other, and what has been management's response?

A: During the fiscal year ended October 31, 1997, yield relationships changed dramatically. For short-term corporate notes, certificates of deposit and bankers acceptances, spreads widened versus U.S. Treasury Bills. This occurred partly as the result of a greater quantity of new issue securities within the sector. The Fund responded to these changes and the portfolio sector allocations and security holdings were altered to take advantage of more attractive opportunities. The sector changes are highlighted below.

                                                     OCTOBER 31, 1996     OCTOBER 31, 1997
                                                     ----------------     ----------------
        Asset & Mortgage Backed Issues.............          8%                   8%
        Commercial Paper...........................         29%                  25%
        Corporate Notes............................          5%                  27%
        U.S. Government Agency Discount Notes......         52%                   2%
        U.S. Treasury Bills & Notes................          5%                  16%
        Certificates of Deposit & Bankers
          Acceptances..............................          1%                  22%

Q: What is management's view of the economic outlook for the next six months?

A: Management's forecast for real GDP growth in 1998 is 2.2% (fourth quarter over fourth quarter). First half growth is anticipated to be about 3%. A combination of accelerating wages and low inflation will boost consumer spending. Capital spending will be helped by continuing falls in the price of high technology goods. The foreign trade deficit should widen but cheaper imports may help to keep inflation lower than suggested by labor market conditions alone. The CPI is forecast to increase by 2.0% (fourth quarter over fourth quarter) in 1998, and it is anticipated that the Federal Reserve will not firm monetary policy in 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

             Measurement Period                Short-Term Investment     90 Day U.S. Treasury
           (Fiscal Year Covered)                        Fund                     Bill
Jan-94                                                 10015                    10018

             Measurement Period
           (Fiscal Year Covered)                        9995                    10045
             Measurement Period
           (Fiscal Year Covered)                        9998                    10075
Apr                                                     9957                    10107
             Measurement Period
           (Fiscal Year Covered)                       10006                    10144
             Measurement Period
           (Fiscal Year Covered)                       10047                    10180
Jul                                                    10067                    10218
             Measurement Period
           (Fiscal Year Covered)                       10114                    10257
             Measurement Period
           (Fiscal Year Covered)                       10143                    10298
Oct                                                    10183                    10340
             Measurement Period
           (Fiscal Year Covered)                       10203                    10387
             Measurement Period
           (Fiscal Year Covered)                       10246                    10436
Jan-95                                                 10292                    10489
             Measurement Period
           (Fiscal Year Covered)                       10348                    10541
             Measurement Period
           (Fiscal Year Covered)                       10382                    10593
Apr                                                    10445                    10645
             Measurement Period
           (Fiscal Year Covered)                       10497                    10697
             Measurement Period
           (Fiscal Year Covered)                       10538                    10747
Jul                                                    10672                    10798
             Measurement Period
           (Fiscal Year Covered)                       10625                    10847
             Measurement Period
           (Fiscal Year Covered)                       10656                    10896
Oct                                                    10695                    10945
             Measurement Period
           (Fiscal Year Covered)                       10736                    10995
             Measurement Period
           (Fiscal Year Covered)                       10779                    11044
Jan-96                                                 10832                    11091
            Measurement Period
           (Fiscal Year Covered)                       10859                    11137
             Measurement Period
           (Fiscal Year Covered)                       10900                    11184
Apr                                                    10927                    11235
             Measurement Period
           (Fiscal Year Covered)                       10966                    11283
             Measurement Period
           (Fiscal Year Covered)                       11006                    11333
Jul                                                    11058                    11383
             Measurement Period
           (Fiscal Year Covered)                       11100                    11432
             Measurement Period
           (Fiscal Year Covered)                       11140                    11482
Oct                                                    11193                    11531
             Measurement Period
           (Fiscal Year Covered)                       11234                    11581
             Measurement Period
           (Fiscal Year Covered)                       11266                    11630
Jan-97                                                 11308                    11680
             Measurement Period
           (Fiscal Year Covered)                       11347                    11730
             Measurement Period
           (Fiscal Year Covered)                       11379                    11782
Apr                                                    11432                    11831
             Measurement Period
           (Fiscal Year Covered)                       11476                    11883
             Measurement Period
           (Fiscal Year Covered)                       11531                    11933
Jul                                                    11576                    11984
             Measurement Period
           (Fiscal Year Covered)                       11622                    12036
             Measurement Period
           (Fiscal Year Covered)                       11872                    12086
Oct-97                                                 11723                    12137

The 90 Day U.S. Treasury Bill return is a four week average return of the 90 day U.S. Treasury Bills.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED        INCEPTION TO
                                                            OCTOBER 31, 1997     OCTOBER 31, 1997*
                                                            ----------------     -----------------
Schroder Short-Term Investment Fund.......................         4.74%                4.28%

*Average annual total return from commencement of operations (January 11, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                Portfolio Characteristics as of October 31, 1997

                 TOP TEN HOLDINGS

           SECURITY            % OF NET ASSETS
----------------------------------------------
Merrill Lynch Note                   5.5%
6.520% 06/22/98
FHLB Note                            5.5%
5.990% 02/09/98
Allstate Corp. Note                  5.5%
5.875% 06/15/98
Travelers Group Note                 5.5%
5.750% 04/15/98
Carnival Corp. Note                  5.5%
5.750% 03/15/98
FNMA Floating Rate Note              5.5%
5.950% 04/14/00
Norwest Financial Group CP           5.4%
Due 02/23/98
General Motors Acceptance Corp.
  CP                                 5.4%
Due 02/24/98
Household Finance Corp. CP           5.4%
Due 04/03/98
FHLMC PC# 1386-B                     5.0%
6.000% 12/15/05
                                    ----
Total                               54.2%

                 INVESTMENT BY SECTOR

            SECTOR             % OF NET ASSETS
----------------------------------------------
Asset and Mortgage Backed
  Issues                              8.0%
Certificates of Deposit and
  Bankers Acceptances                21.9%
Commercial Paper                     25.5%
Corporate Notes                      26.8%
U.S. Government Agency Discount
  Notes                               2.2%
U.S. Treasury Notes and
  Government Agencies                14.7%
Cash Equivalents and Other Net
  Assets                              0.9%
                                     ----
Total                                 100%

                 CREDIT QUALITY

                             % OF MARKET VALUE
           RATING             OF INVESTMENTS
----------------------------------------------
U.S. Government Issues               26%
AAA/A1/P1                            74%
                                   ----
Total                               100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                          ONE YEAR ENDED          INCEPTION TO
                                                        SEPTEMBER 30, 1997     SEPTEMBER 30, 1997*
                                                        ------------------     -------------------
Schroder Large Capitalization Equity Fund.............         33.27%                 16.64%
Schroder Small Capitalization Value Fund -- Investor
  Shares..............................................         56.51%                 21.77%
Schroder Small Capitalization Value -- Advisor
  Shares..............................................            --                   1.75%
Schroder MidCap Value Fund............................            --                   8.80%
Schroder Investment Grade Income Fund.................          8.38%                  5.62%
Schroder Short-Term Investment Fund...................          4.77%                  4.26%

*From commencement of operations (February 16, 1994 for Schroder Large Capitalization Equity Fund, and Schroder Small Capitalization Value
Fund -- Investor shares; September 26, 1997 for Schroder Small Capitalization Value Fund -- Advisor shares; August 1, 1997 for Schroder MidCap Value Fund; February 22, 1994 for Schroder Investment Grade Income Fund and January 11, 1994 for Schroder Short-Term Investment Fund).

"Total Return" is calculated including reinvestment of all income dividends. Results represent past performance and do not indicate future results. The value of an investment in a Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                    ---------------------------------------

The views expressed in this report were those of each Fund's portfolio manager as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of each Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

 Shares                                Value $
---------                            -----------
           COMMON STOCKS
           BASIC INDUSTRY - (3.9%)
   16,100  duPont E I de Nemours &
            Company                        915,688
   13,900  Reynolds Metals Company         847,031
                                       -----------
                                         1,762,719
           CAPITAL GOODS - (15.2%)
   43,900  Allied Signal,
            Incorporated                 1,580,400
    9,200  Caterpillar, Incorporated       471,500
   29,400  General Electric Company      1,898,137
    4,833  Meritor Automotive,
            Incorporated (1)               107,844
    4,800  Minnesota Mining &
            Manufacturing Company          439,200
   14,500  Rockwell International
            Corporation                    710,500
   29,800  Textron, Incorporated         1,722,813
                                       -----------
                                         6,930,394
           CONSUMER CYCLICAL - (8.7%)
   18,400  GAP, Incorporated               978,650
   20,400  McDonald's Corporation          914,175
    8,200  Mcgraw-Hill Companies,
            Incorporated                   536,075
   43,700  Wal Mart Stores,
            Incorporated                 1,534,963
                                       -----------
                                         3,963,863
           CONSUMER STAPLES - (17.7%)
   17,900  Colgate Palmolive Company     1,159,025
   23,200  ConAgra, Incorporated           698,900
   13,200  CPC International,
            Incorporated                 1,306,800
    9,500  Kimberly Clark
            Corporation                    493,406
   20,700  Newell Company                  794,363
   37,100  Philip Morris Companies,
            Incorporated                 1,470,087
   18,100  Procter & Gamble Company      1,230,800
   15,600  Rite Aid Corporation            926,250
                                       -----------
                                         8,079,631

 Shares                                  Value $
--------                               -----------
           ENERGY - (10.4%)
   10,100  Amoco Corporation               926,044
   16,100  Baker Hughes,
            Incorporated                   739,594
   23,300  Mobil Corporation             1,696,531
   15,800  Schlumberger Limited          1,382,500
                                       -----------
                                         4,744,669
           FINANCIAL SERVICES - (19.2%)
   17,300  Allstate Corporation          1,434,819
   15,800  American International
            Group, Incorporated          1,612,587
   23,300  BankAmerica Corporation       1,665,950
    8,000  Citicorp                      1,000,500
    6,400  General Reinsurance
            Corporation                  1,262,000
   16,700  Travelers Group,
            Incorporated                 1,169,000
    2,000  Wells Fargo & Company           582,750
                                       -----------
                                         8,727,606
           HEALTHCARE - (10.8%)
   18,200  Abbott Laboratories           1,115,887
   14,300  American Home Products
            Corporation                  1,059,987
   14,600  Bristol-Myers Squibb
            Company                      1,281,150
   13,500  Johnson & Johnson               774,563
    7,800  Merck & Company,
            Incorporated                   696,150
                                       -----------
                                         4,927,737
           TECHNOLOGY - (8.6%)
   27,300  Cisco Systems,
            Incorporated (1)             2,239,453
   13,000  Intel Corporation             1,001,000
   20,100  Sun Microsystems,
            Incorporated (1)               688,425
                                       -----------
                                         3,928,878
           TRANSPORTATION - (2.0%)
   25,600  Ryder Systems,
            Incorporated                   896,000
                                       -----------
           TOTAL COMMON STOCKS
            (Cost $33,198,813) - 96.5%  43,961,497
                                       -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

Principal
Amount $                                      Value $
---------                                   ----------
           SHORT TERM INVESTMENT
           REPURCHASE AGREEMENT - (3.5%)
1,593,000  State Street Bank and
            Trust Company
            5.000% 11/03/1997 (2)
            (Cost $1,593,000) - 3.5%         1,593,000
                                            ----------
           TOTAL INVESTMENTS
            (Cost
            $34,791,813) - 100.0%           45,554,497
           LIABILITIES IN EXCESS OF
            OTHER ASSETS - 0.0%                 (2,257)
                                           -----------
           NET ASSETS - 100.0%             $45,552,240
                                           ===========

(1) Non-income producing security.
(2) The repurchase agreement, dated 10/31/97, with a repurchase price of $1,593,664, is collateralized by a $1,595,000 United States Treasury Note, 6.00%, 12/31/97.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

 Shares                                             Value $
---------                                        -----------
           COMMON STOCKS
           AEROSPACE/DEFENSE - (3.0%)
  121,000  Wyman Gordon Company (1)                2,919,125
                                                 -----------
           AGRICULTURAL MACHINERY - (2.5%)
  105,000  Valmont Industries,
            Incorporated                           2,401,875
                                                 -----------
           BANKS - (6.3%)
   25,400  Bank United Corporation                 1,066,800
   20,700  GBC Bancorp                             1,117,800
   22,400  InterWest Bancorp,
            Incorporated                             856,800
   38,100  Prime Bancshares,
            Incorporated (1)                         726,281
  129,000  Sovereign Bancorp,
            Incorporated                           2,289,750
                                                 -----------
                                                   6,057,431
           BRANDED CONSUMER
            PRODUCTS - (5.9%)
  104,000  K2, Incorporated                        2,632,500
   74,000  WestPoint Stevens,
            Incorporated (1)                       3,034,000
                                                 -----------
                                                   5,666,500
           BUILDING CONSTRUCTION - (2.7%)
    2,900  Jacobs Engineering Group,
            Incorporated (1)                          78,300
   54,000  Stone & Webster,
            Incorporated                           2,504,250
                                                 -----------
                                                   2,582,550
           BUSINESS SERVICES - (3.2%)
   50,000  Policy Management Systems
            Corporation (1)                        3,062,500
                                                 -----------
           CAPITAL EQUIPMENT - (4.0%)
  138,000  Gerber Scientific,
            Incorporated                           2,863,500
   58,600  Kollmorgen Corporation                  1,054,800
                                                 -----------
                                                   3,918,300
           CHEMICALS - (5.8%)
   63,000  Minerals Technologies,
            Incorporated                           2,606,625
   78,700  OM Group, Incorporated                  2,970,925
                                                 -----------
                                                   5,577,550

 Shares                                              Value $
---------                                        -----------
           COMPUTERS & BUSINESS
            EQUIPMENT - (4.3%)
  150,000  Data General Corporation
            (1)                                    2,887,500
   35,800  Stratus Computer,
            Incorporated (1)                       1,266,425
                                                 -----------
                                                   4,153,925
           CONSUMER ELECTRONICS - (3.6%)
   64,000  Harman International
            Industries, Incorporated               3,456,000
                                                 -----------
           DRUGS & HEALTH CARE - (8.3%)
   95,400  Alpharma, Incorporated                  2,104,762
   64,000  Integrated Health
            Services, Incorporated                 2,032,000
   56,000  Medical Manager
            Corporation (1)                          980,000
   50,000  R. P. Scherer Corporation
            (1)                                    2,943,750
                                                 -----------
                                                   8,060,512
           FINANCIAL SERVICES - (6.4%)
   83,000  AmVestors Financial
            Corporation                            1,670,375
   35,700  Eaton Vance Corporation                 1,289,663
   62,000  Liberty Financial
            Companies, Incorporated                3,224,000
                                                 -----------
                                                   6,184,038
           INSURANCE - (11.2%)
   31,000  Chartwell Re Corporation                1,003,625
   53,000  Delphi Financial Group,
            Incorporated                           2,186,250
   48,000  Horace Mann Educators
            Corporation                            2,700,000
   58,000  Protective Life
            Corporation                            3,066,750
   33,000  Vesta Insurance Group,
            Incorporated                           1,918,125
                                                 -----------
                                                  10,874,750

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

 Shares                                                 Value $
---------                                            -----------
           COMMON STOCKS
           MANUFACTURING - (1.6%)
   56,500  Roper Industries,
            Incorporated                              1,507,844
                                                    -----------
           OIL & GAS EXPLORATION - (5.1%)
  157,900  Patina Oil & Gas
            Corporation (1)                           1,539,525
   55,000  Plains Resources,
            Incorporated (1)                          1,100,000
  103,000  Snyder Oil Corporation                     2,278,875
                                                    -----------
                                                      4,918,400
           PACKAGING - (3.1%)
   54,000  Aptargroup, Incorporated                   2,966,625
                                                    -----------
           PETROLEUM SERVICES - (7.8%)
   57,000  EVI, Incorporated (1)                      3,658,687
  124,000  Tuboscope Vetco,
            Incorporated (1)                          3,937,000
                                                    -----------
                                                      7,595,687
           PUBLISHING - (1.8%)
   60,000  Valassis Communications,
            Incorporated (1)                          1,770,000
                                                    -----------
           REAL ESTATE - (3.0%)
   42,000  MGI Properties,
            Incorporated                                966,000
  112,200  Sunstone Hotel Investors,
            Incorporated                              1,970,513
                                                    -----------
                                                      2,936,513
           SOFTWARE - (3.4%)
  152,000  Symantec Corporation (1)                   3,325,000
                                                    -----------
           TOTAL COMMON STOCKS
            (Cost $67,315,247) - 93.0%
            89,935,125
           RIGHTS
           DRUGS & HEALTH CARE - (0.1%)
   15,766  Alpharma, Incorporated
            (1)
           (Cost $0) - 0.1%                              88,684
                                                    -----------
Principal
Amount $
---------
           SHORT TERM INVESTMENT
           REPURCHASE AGREEMENT - (6.6%)
6,415,000  State Street Bank and
            Trust Company
            5.000% 11/03/1997 (2)
            (Cost $6,415,000) - 6.6%                  6,415,000
                                                    -----------

Principal
Amount $
---------                                            -----------
           TOTAL INVESTMENTS
            (Cost
            $73,730,247) - 99.7%                     96,438,809
           OTHER ASSETS LESS
            LIABILITIES - 0.3%                          326,409
                                                    -----------
           NET ASSETS - 100.0%                      $96,765,218
                                                    ===========

(1) Non-income producing security.
(2) The repurchase agreement, dated 10/31/97, with a repurchase price of $6,417,673 is collateralized by a $6,410,000 United States Treasury Note, 6.00%, 12/31/97.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

 Shares                                           Value $
---------                                       -----------
           COMMON STOCKS
           AEROSPACE/DEFENSE - (3.7%)
   15,500  Wyman Gordon Company (1)                 373,937
                                                -----------
           BANKS - (11.5%)
   10,500  Colonial BancGroup,
            Incorporated                            311,719
    6,400  Commercial Federal
            Corporation                             310,400
    5,300  Peoples Heritage
            Financial Group,
            Incorporated                            208,687
   18,200  Sovereign Bancorp,
            Incorporated                            323,050
                                                -----------
                                                  1,153,856
           BUSINESS SERVICES - (6.1%)
    9,900  Comdisco, Incorporated                   312,469
    5,000  Policy Management Systems
            Corporation (1)                         306,250
                                                -----------
                                                    618,719
           CHEMICALS - (6.2%)
    6,600  Cytec Industries,
            Incorporated (1)                        321,750
    8,000  OM Group, Incorporated                   302,000
                                                -----------
                                                    623,750
           COMPUTERS & BUSINESS
            EQUIPMENT - (6.3%)
    8,600  Ceridian Corporation (1)                 335,937
   15,600  Data General Corporation (1)             300,300
                                                -----------
                                                    636,237
           DRUGS & HEALTH CARE - (6.1%)
    9,700  Integrated Health
            Services, Incorporated                  307,975
    5,200  R. P. Scherer Corporation (1)            306,150
                                                -----------
                                                    614,125
           FINANCIAL SERVICES - (6.3%)
    8,600  H&R Block, Incorporated                  318,200
    6,000  Liberty Financial
            Companies, Incorporated                 312,000
                                                -----------
                                                    630,200

 Shares                                            Value $
---------                                       -----------
           INSURANCE - (9.4%)
   10,400  AmerUs Life Holdings,
            Incorporated                            323,050
    6,200  Protective Life
            Corporation                             327,825
    8,800  Provident Companies,
            Incorporated                            293,700
                                                -----------
                                                    944,575
           LODGING - (1.9%)
   11,000  La Quinta Inns,
            Incorporated                            196,625
                                                -----------
           MANUFACTURING - (2.6%)
    9,700  Roper Industries,
            Incorporated                            258,869
                                                -----------
           OIL & GAS EXPLORATION -(6.2%)
    7,800  Pioneer Natural Resources
            Company                                 312,488
   12,800  Seagull Energy
            Corporation (1)                         312,800
                                                -----------
                                                    625,288
           PETROLEUM SERVICES - (6.1%)
    4,300  Cooper Cameron
            Corporation (1)                         310,675
    4,700  EVI, Incorporated (1)                    301,681
                                                -----------
                                                    612,356
           PUBLISHING - (3.2%)
    9,400  Meredith Corporation                     320,188
                                                -----------
           REAL ESTATE - (1.8%)
    4,400  Beacon Properties
            Corporation                             185,350
                                                -----------
           REFINING - (3.3%)
   10,000  Tosco Corporation                        330,000
                                                -----------
           RETAIL STORES - (6.6%)
   15,100  Claire's Stores,
            Incorporated                            334,087
   24,600  OfficeMax, Incorporated
            (1)                                     329,025
                                                -----------
                                                    663,112
           SOFTWARE - (3.5%)
   16,000  Symantec Corporation (1)                 350,000
                                                -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

 Shares                                           Value $
---------                                     -----------
           COMMON STOCKS
           TRANSPORTATION - (4.2%)
    5,000  C.H. Robinson Worldwide,
            Incorporated (1)                      110,000
   10,000  Wisconsin Central
            Transportation
            Corporation (1)                       311,250
                                              -----------
                                                  421,250
                                              -----------
           TOTAL COMMON STOCKS
            (Cost $9,500,090) - 95.0%           9,558,437
                                              -----------
Principal
Amount $
---------  SHORT TERM INVESTMENT
           REPURCHASE AGREEMENT - (4.9%)
  494,000  State Street Bank and
            Trust Company
            5.000% 11/03/1997 (2)
            (Cost $494,000) - 4.9%                494,000
                                              -----------
           TOTAL INVESTMENTS
            (Cost
            $9,994,090) - 99.9%                10,052,437
           OTHER ASSETS LESS
            LIABILITIES - 0.1%                     13,079
                                              -----------
           NET ASSETS - 100.0%                $10,065,516
                                              ===========

(1) Non-income producing security.
(2) The repurchase agreement, dated 10/31/97, with a repurchase price of $494,206, is collateralized by a $495,000 United States Treasury Note, 6.00%, 12/31/97.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Principal
Amount $                                          Value $
---------                                     -----------
           GOVERNMENT AND AGENCY
            SECURITIES
           FEDERALLY CHARTERED - (6.2%)
           Federal National
            Mortgage Association
 650,000    6.250% 08/12/2003                     645,892
 500,000    6.320% 12/23/2003                     497,945
 500,000    6.400% 09/27/2005                     510,820
                                              -----------
                                                1,654,657
           U. S. GOVERNMENT
            SECURITIES - (38.4%)
           United States Treasury
            Bonds
 600,000    6.750% 08/15/2026                     643,968
 500,000    7.125% 02/15/2023                     555,845
           United States Treasury
            Notes
1,755,000   6.125% 05/15/1998                   1,761,178
1,000,000   6.375% 05/15/2000                   1,015,920
1,750,000   6.500% 05/31/2002                   1,799,228
2,025,000   6.500% 10/15/2006                   2,104,177
 200,000    7.000% 07/15/2006                     214,358
1,075,000   7.250% 08/15/2004                   1,158,764
 950,000    7.500% 10/31/1999                     982,528
                                              -----------
                                               10,235,966
           TOTAL GOVERNMENT AND AGENCY
            SECURITIES
           (Cost
            $11,455,941) - 44.6%               11,890,623
                                              -----------
           MORTGAGE BACKED
            SECURITIES
           COLLATERALIZED MORTGAGE
            OBLIGATIONS - (7.9%)
           Federal Home Loan
            Mortgage Corporation
 250,000    Series 1698 Class 1698
            G 6.000% 05/15/2008                   249,565
 500,000    Series 1543 Class 1543
            PJ 7.000% 10/15/2022                  513,175
           Federal National
            Mortgage Association
 575,000    1996 53 Class M 6.500%
            02/18/2004                            583,579
 250,000    1996 53 Class M 6.500%
            12/18/2011                            247,930

Principal
Amount $                                          Value $
---------                                     -----------
           COLLATERALIZED MORTGAGE
            OBLIGATIONS - (CONTINUED)
 500,000    Series 1997 25 Class VB
            7.000% 09/18/2012                     517,960
                                              -----------
                                                2,112,209
           MORTGAGE PASS-THROUGH
            SECURITIES - (12.2%)
 522,530   Federal Home Loan
            Mortgage Corporation
            Pool # G00432 8.000%
            01/01/2026                            541,801
           Federal National
            Mortgage Association
 534,158    Pool # 303945 7.000%
            12/01/2010                            541,337
 620,725    Pool # 250030 7.000%
            05/01/2024                            622,668
 622,223    Pool # 303909 7.000%
            05/01/2026                            624,170
           Government National
            Mortgage Association
 551,671    Pool # 780350 6.500%
            05/15/2009                            556,498
 363,582    Pool # 423825 8.000%
            06/15/2026                            377,445
                                              -----------
                                                3,263,919
           TOTAL MORTGAGE BACKED
             SECURITIES
           (Cost $5,194,060) - 20.1%            5,376,128
                                              -----------
           CORPORATE BONDS
           COMMUNICATION SERVICES - (1.6%)
 410,000   WorldCom, Incorporated
            7.750% 04/01/2007                     435,822
                                              -----------
           FINANCE & BANKING - (15.6%)
           Associates Corporation
            of North America
 200,000    5.960% 05/15/2037                     202,258
 350,000    6.400% 10/20/2002                     353,381
 400,000   Case Credit Corporation
            6.750% 10/21/2007                     405,184

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

Principal
Amount $                                            Value $
---------                                       -----------
           CORPORATE BONDS
           FINANCE & BANKING - (CONTINUED)
 500,000   Citicorp 7.125%
            09/01/2005                             518,550
 500,000   Dean Witter Discover &
            Company
            6.875% 03/01/2003                      510,280
 500,000   Ford Motor Credit
            Company 6.250%
            12/08/2005                             493,730
           General Motors
            Acceptance Corporation
 300,000    6.750% 07/18/2003                      305,913
 250,000    6.750% 10/06/2003                      255,098
 400,000   Merrill Lynch & Company,
            Incorporated
            6.640% 09/19/2002                      408,440
 100,000   NCNB Corporation
            10.200% 07/15/2015                     131,792
 550,000   Sears Roebuck Acceptance
            Corporation
            6.950% 05/15/2002                      567,253
                                               -----------
                                                 4,151,879
           INDUSTRIALS - (2.7%)
 320,000   Nabisco, Incorporated
            7.050% 07/15/2007                      329,686
 395,000   Nike, Incorporated
            6.375% 12/01/2003                      396,647
                                               -----------
                                                   726,333
           INSURANCE - (0.8%)
 200,000   Old Republic
            International
            Corporation
            7.000% 06/15/2007                      207,478
                                               -----------
           LEISURE TIME - (3.0%)
 495,000   Royal Caribbean Cruises
            Limited
            8.250% 04/01/2005                      537,966
 250,000   Time Warner,
            Incorporated 8.180%
            08/15/2007                             273,185
                                               -----------
                                                   811,151

Principal
Amount $                                          Value $
---------                                     -----------
           OIL - (2.4%)
 265,000   Chevron Corporation
            8.110% 12/01/2004                     283,834
 350,000   Enterprise Oil
            6.700% 09/15/2007                     354,490
                                              -----------
                                                  638,324
           RETAIL STORES - (2.3%)
 600,000   GAP, Incorporated
            6.900% 09/15/2007                     618,528
                                              -----------
           TECHNOLOGY - (2.8%)
 500,000   Lucent Technologies,
            Incorporated
            7.250% 07/15/2006                     531,015
 200,000   Xerox Corporation
            5.545% 07/22/2037                     200,518
                                              -----------
                                                  731,533
           TOTAL CORPORATE BONDS
           (Cost $8,060,585) - 31.2%            8,321,048
                                              -----------
           SHORT TERM INVESTMENT
           REPURCHASE AGREEMENT - (3.2%)
 843,000   State Street Bank and
            Trust Company
            5.000% 11/03/1997 (1)
            (Cost $843,000) - 3.2%               843,000
                                             -----------
           TOTAL INVESTMENTS
            (Cost
            $25,553,586) - 99.1%              26,430,799
           OTHER ASSETS LESS
            LIABILITIES - 0.9%                   252,137
                                             -----------
           NET ASSETS - 100.0%               $26,682,936
                                             ===========

(1) The repurchase agreement, dated 10/31/97, with a repurchase price of $843,351 is collateralized by a $845,000 United States Treasury Note, 6.00%, 12/31/97.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Principal
Amount $                                              Value $
---------                                         -----------
           ASSET BACKED SECURITY
           AUTO LOAN - (0.0%)
  10,630   General Motors Acceptance
            Corporation
            Grantor Trust
            Series 1993-A Class A
            4.150% 03/16/1998
           (Cost $10,612) - 0.0%                       10,591
           GOVERNMENT AND AGENCY
            SECURITIES
           COLLATERALIZED MORTGAGE
            OBLIGATIONS - (8.0%)
           Federal Home Loan
            Mortgage PC Guaranteed
1,362,823  Series 1386 Class 1386 B
            6.000% 12/15/2005                       1,359,048
 839,863   Series 1479 Class 1479 D
            6.000% 02/15/2013                         838,452
                                                    2,197,500
           FEDERAL AGENCIES - (11.4%)
 200,000   Federal Farm Credit Bank
            Discount Note
            5.170% 11/17/1997                         199,540
           Federal Home Loan Bank
            Consolidated Discount
            Notes
1,000,000  5.310% 11/30/1998                          997,780
 415,000   5.510% 11/03/1997                          414,810
1,500,000  5.990% 02/09/1998                        1,503,270
                                                    3,115,400
           FEDERALLY CHARTERED - (5.5%)
1,500,000  Federal National Mortgage
            Association
            Medium Term Note
            5.950% 04/14/2000                       1,498,800
           TOTAL GOVERNMENT
            AND AGENCY SECURITIES
           (Cost $6,807,462) - 24.9%                6,811,700

Principal
Amount $                                              Value $
---------                                         -----------
           CORPORATE BONDS
           FINANCIAL SERVICES - (21.3%)
1,500,000  Allstate Corporation
            5.875% 06/15/1998                       1,503,225
1,300,000  Chrysler Financial
            Corporation
            6.500% 06/15/1998                       1,306,669
1,500,000  Merrill Lynch & Company,
            Incorporated
            6.520% 06/22/1998                       1,508,205
1,500,000  Travelers Group,
            Incorporated
            5.750% 04/15/1998                       1,502,160
                                                    5,820,259
           LEISURE TIME - (5.5%)
1,500,000  Carnival Corporation
            5.750% 03/15/1998                       1,499,910
           TOTAL CORPORATE BONDS
            (Cost
            $7,300,818) - 26.8%                     7,320,169
           COMMERCIAL PAPER
           FINANCIAL
            SERVICES - (25.5%)
1,300,000  American Express Company
            5.500% 01/21/1998                       1,283,678
1,500,000  General Motors Acceptance
            Corporation
            5.570% 02/24/1998                       1,473,406
1,500,000  Household Finance
            Corporation
            5.520% 04/03/1998                       1,464,619
1,500,000  Norwest Financial,
            Incorporated
            5.500% 02/23/1998                       1,474,100
1,300,000  Prudential Funding
            Corporation
            5.520% 02/17/1998                       1,278,355
                                                  -----------
           TOTAL COMMERCIAL PAPER
           (Cost $6,974,379) - 25.5%                6,974,158
                                                  -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

Principal
Amount $                                           Value $
---------                                        ---------
           BANKERS ACCEPTANCE - (3.6%)
1,000,000  Citibank
            5.480% 12/30/1997                      990,888
           (Cost $991,019) - 3.6%              -----------
           CERTIFICATES OF
            DEPOSIT - (18.3%)
1,000,000  Banque National de Paris                999,417
            5.700% 02/05/1998
1,000,000  Credit Agricole Indosuez
            de New York                            999,847
            5.670% 03/27/1998
1,000,000  Landesbank Hessen
            Thuringen                              999,742
            5.800% 01/16/1998
1,000,000  Societe Generale
            6.100% 03/25/1998                    1,000,820
1,000,000  Westpac Banking
            Corporation
            5.970% 03/23/1998                    1,003,372
           TOTAL CERTIFICATES OF               -----------
            DEPOSIT
            (Cost
            $5,000,454) - 18.3%                  5,003,198
           TOTAL INVESTMENTS
            (Cost
            $27,084,744) - 99.1%                27,110,704
           OTHER ASSETS LESS
            LIABILITIES - 0.9%                     235,602
                                               -----------
           NET ASSETS - 100.0%                 $27,346,306
                                               ===========

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

                                  LARGE             SMALL
                              CAPITALIZATION    CAPITALIZATION      MIDCAP        INVESTMENT     SHORT-TERM
                                  EQUITY            VALUE            VALUE       GRADE INCOME    INVESTMENT
                                   FUND              FUND            FUND            FUND           FUND
                                   ----              ----            ----            ----           ----
ASSETS
  Investments in
     securities, at value -
     Note 2................    $ 45,554,497      $ 96,438,809     $10,052,437    $26,430,799     $27,110,704
  Cash.....................             205               758              72         10,936          27,689
  Dividends receivable.....          46,150            30,052           2,666              0               0
  Interest receivable......             221               891              69        352,317         365,769
  Receivable for securities
     sold..................               0         1,762,824               0              0               0
  Receivable for trust
     shares sold...........          10,399           174,921         152,454          2,623          70,535
  Deferred organizational
     costs.................          15,786            15,786          27,848         16,126          13,692
  Prepaid expenses.........          10,134            12,367           1,080          7,815           8,619
  Due from Schroder Capital
     Management Inc. - Note
     3.....................               0                 0          14,701          4,341           3,632
                                -----------       -----------     -----------    -----------     -----------
       TOTAL ASSETS........      45,637,392        98,436,408      10,251,327     26,824,957      27,600,640
LIABILITIES
  Payable for securities
     purchased.............               0         1,450,499         110,684              0               0
  Payable for trust shares
     redeemed..............               0            72,878               0         72,163         192,273
  Advisory fee payable -
     Note 3................          30,563            81,856           7,677         11,222          10,022
  Shareholder servicing fee
     payable - Note 4......               0                10               0              0               0
  Accounts payable and
     accrued expenses......          54,589            65,947          67,450         57,148          51,444
  Dividends payable........               0                 0               0          1,488             595
                               ------------      ------------     -----------    -----------     -----------
       TOTAL LIABILITIES...          85,152         1,671,190         185,811        142,021         254,334
                               ------------      ------------     -----------    -----------     -----------
       NET ASSETS..........    $ 45,552,240      $ 96,765,218     $10,065,516    $26,682,936     $27,346,306
                               ============      ============     ===========    ===========     ===========
NET ASSETS
  Capital paid-in..........    $ 26,363,022      $ 59,268,666     $10,151,544    $25,855,504     $27,428,330
  Undistributed
     (distributions in
     excess of) net
     investment income.....         235,504               (23)              0         (4,305)            977
  Accumulated net realized
     gain (loss) on
     investments...........       8,191,030        14,788,013        (144,375)       (45,476)       (108,961)
  Net unrealized
     appreciation of
     investments...........      10,762,684        22,708,562          58,347        877,213          25,960
                               ------------      ------------     -----------    -----------     -----------
       NET ASSETS..........    $ 45,552,240      $ 96,765,218     $10,065,516    $26,682,936     $27,346,306
                               ============      ============     ===========    ===========     ===========

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 1997

                                  LARGE             SMALL
                              CAPITALIZATION    CAPITALIZATION      MIDCAP        INVESTMENT     SHORT-TERM
                                  EQUITY            VALUE            VALUE       GRADE INCOME    INVESTMENT
                                   FUND              FUND            FUND            FUND           FUND
                                   ----              ----            ----            ----           ----
Investor Class:
  Net Assets...............    $ 45,552,240      $ 96,709,032     $10,065,516    $26,682,936     $27,346,306
  Net asset value, offering
     and redemption price
     per share.............    $      14.48      $      17.67     $     10.36    $      9.77     $      9.87
Total shares outstanding at
  end of period............       3,145,970         5,471,619         971,577      2,732,067       2,771,195

Advisor Class:
  Net Assets...............              --      $     56,186              --             --              --
  Net asset value, offering
     and redemption price
     per share.............              --      $      17.67              --             --              --
Total shares outstanding at
  end of period............              --             3,180              --             --              --
Cost of securities.........    $ 34,791,813      $ 73,730,247     $ 9,994,090    $25,553,586     $27,084,744

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                     LARGE             SMALL
                                 CAPITALIZATION    CAPITALIZATION     MIDCAP       INVESTMENT     SHORT-TERM
                                     EQUITY            VALUE           VALUE      GRADE INCOME    INVESTMENT
                                      FUND              FUND         FUND (1)         FUND           FUND
                                      ----              ----         --------         ----           ----
INVESTMENT INCOME
  Dividend income.............    $    832,183      $    592,112     $   8,057     $        0     $       0
  Interest income.............         123,691           154,200         5,794      1,604,546     1,762,538
                                  ------------      ------------     ---------     ----------     ---------
       TOTAL INCOME...........         955,874           746,312        13,851      1,604,546     1,762,538
EXPENSES
  Investment advisory
     fees - Note 3............         386,744           738,419        14,908        119,887       124,475
  Shareholder servicing
     fee - Note 4.............               0                10             0              0             0
  Administrative fees - Note 3          72,691           105,797         6,938         37,328        46,312
  Custodian fees..............          41,699            44,708        12,041         38,999        32,999
  Audit fees..................          15,200            15,159        15,000         15,200        15,200
  Legal fees..................          16,500            16,447         3,400         16,500        16,500
  Printing expenses...........           6,000             5,984         3,000          6,000         6,000
  Trustees fees - Note 5......           9,800             9,773         2,200          9,800         9,800
  Transfer agent fees.........          55,000            57,742         9,000         50,000        50,000
  Organizational expenses.....           9,647             9,647         4,612          9,647         9,647
  Registration fees...........          11,771            11,792             0         11,771        11,932
  Insurance...................           4,990             6,789             0          2,343         3,280
  Other.......................           2,294             2,712           950          1,836         2,146
  Expenses borne by Schroder
     Capital Management
     Inc. -
     Note 3...................               0                 0       (49,518)       (51,045)       (8,528)
                                   -----------       -----------     ---------     ----------     ---------
       TOTAL EXPENSES.........         632,336         1,024,979        22,531        268,266       319,763
                                   -----------       -----------     ---------     ----------     ---------
       NET INVESTMENT INCOME
          (LOSS)..............         323,538          (278,667)       (8,680)     1,336,280     1,442,775
                                   -----------       -----------     ---------     ----------     ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments..............       8,236,625        15,073,103      (144,375)       (45,129)       (4,609)
  Change in net unrealized
     appreciation of
     investments..............       3,525,651        13,740,928        58,347        535,056         8,461
                                  ------------      ------------     ---------     ----------     ---------
  NET GAIN (LOSS).............      11,762,276        28,814,031       (86,028)       489,927         3,852
                                  ------------      ------------     ---------     ----------     ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    $ 12,085,814      $ 28,535,364     $ (94,708)    $1,826,207    $1,446,627
                                  ============      ============     =========     ==========    ==========

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997

See notes to financial statements.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
OCTOBER 31, 1997

                                           LARGE CAPITALIZATION              SMALL CAPITALIZATION
                                               EQUITY FUND                        VALUE FUND
                                               -----------                        ----------
                                           YEAR           YEAR               YEAR           YEAR
                                           ENDED          ENDED              ENDED          ENDED
                                         10/31/97       10/31/96           10/31/97       10/31/96
                                         --------       --------           --------       --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
     Net investment income (loss)....   $   323,538    $   400,366        $  (278,667)   $  (169,856)
     Net realized gain (loss) on
       investments...................     8,236,625      2,347,661         15,073,103      5,532,400
     Change in net unrealized
       appreciation (depreciation) of
       investments...................     3,525,651      4,535,784         13,740,928      4,106,542
                                        -----------    -----------        -----------    -----------
     Net increase (decrease) in net
       assets resulting from
       operations....................    12,085,814      7,283,811         28,535,364      9,469,086
  Net equalization (debits)
     credits.........................             0              0                  0              0
  Dividends and distributions to
     Investor Shareholders:
     From net investment income......      (386,573)      (443,762)                 0              0
     In excess of net investment
       income........................             0              0                  0              0
     From net realized capital
       gains.........................    (2,294,529)    (2,980,634)        (5,368,195)       (28,662)
  Dividends and distributions to
     Advisor Shareholders:
     From net investment income......            --             --                  0              0
     In excess of net investment
       income........................            --             --                  0              0
     From net realized capital
       gains.........................            --             --                  0              0
     Net increase (decrease) from
       trust share transactions......    (6,757,731)       957,494         24,983,865     (8,755,194)
                                        -----------    -----------        -----------    -----------
     TOTAL INCREASE (DECREASE).......     2,646,981      4,816,909         48,151,034        685,230
  Net Assets
     Beginning of period.............    42,905,259     38,088,350         48,614,184     47,928,954
                                        -----------    -----------        -----------    -----------
     End of period...................   $45,552,240    $42,905,259        $96,765,218    $48,614,184
                                        ===========    ===========        ===========    ===========
Including undistributed
  (distributions in excess of) net
  investment income..................   $   235,504    $   297,494        $       (23)   $         0

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
OCTOBER 31, 1997

       MIDCAP VALUE(1)             INVESTMENT GRADE                     SHORT-TERM
            FUND                     INCOME FUND                     INVESTMENT FUND
            ----                     -----------                     ---------------
           PERIOD                YEAR           YEAR               YEAR           YEAR
            ENDED                ENDED          ENDED              ENDED          ENDED
          10/31/97             10/31/97       10/31/96           10/31/97       10/31/96
          --------             --------       --------           --------       --------
         $    (8,680)         $ 1,336,280    $ 1,409,904        $ 1,442,775    $ 1,483,189
            (144,375)             (45,129)       246,670             (4,609)        (1,966)
              58,347              535,056       (654,055)             8,461          3,256
         -----------          -----------    -----------        -----------    -----------
             (94,708)           1,826,207      1,002,519          1,446,627      1,484,479
                   0                2,056         (7,265)                 0              0
                   0           (1,335,618)    (1,404,178)        (1,442,734)    (1,506,838)
                   0                    0              0                  0        (30,276)
                   0             (246,670)      (306,566)                 0              0
                  --                   --             --                 --             --
                  --                   --             --                 --             --
          10,160,224            2,729,362        719,126         (3,184,155)    (3,356,675)
         -----------          -----------    -----------        -----------    -----------
          10,065,516            2,975,337          3,636         (3,180,262)    (3,409,310)
                   0           23,707,599     23,703,963         30,526,568     33,935,878
         -----------          -----------    -----------        -----------    -----------
         $10,065,516          $26,682,936    $23,707,599        $27,346,306    $30,526,568
         ===========          ===========    ===========        ===========    ===========
         $         0          $    (4,305)   $    (8,068)       $       977    $       (53)

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                         PERIOD
                                                         YEAR ENDED OCTOBER 31,           ENDED
                                                       --------------------------      OCTOBER 31,
                                                       1997       1996       1995       1994 (1)
                                                       ----       ----       ----      -----------
NET ASSET VALUE AT BEGINNING OF PERIOD.............   $ 12.18    $ 11.12    $  9.45      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2)........................      0.10       0.11       0.11         0.06
  Net Realized and Unrealized Gain (Loss) on
     Investments...................................      3.04       1.92       1.63        (0.61)
                                                      -------    -------    -------      -------
  TOTAL FROM INVESTMENT OPERATIONS.................      3.14       2.03       1.74        (0.55)
                                                      -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From Net Investment Income.......................     (0.11)     (0.13)     (0.07)        0.00
  From Net Realized Capital Gains..................     (0.73)     (0.84)      0.00         0.00
                                                      -------    -------    -------      -------
  Total Distributions..............................     (0.84)     (0.97)     (0.07)        0.00
                                                      -------    -------    -------      -------

NET ASSET VALUE AT END OF PERIOD...................   $ 14.48    $ 12.18    $ 11.12      $  9.45
                                                      =======    =======    =======      =======
TOTAL RETURN.......................................     26.18%     19.30%     18.63%       (5.50)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)..............   $45,552    $42,905    $38,088      $21,309
  Ratio of Operating Expenses to Average Net Assets
     (2)...........................................      1.23%      1.26%      1.40%        1.30%(4)
  Ratio of Net Investment Income to Average Net
     Assets........................................      0.63%      0.94%      1.27%        1.37%(4)
  Portfolio Turnover Rate..........................     64.91%     56.83%     83.15%      102.56%(3)
  Average Commission per Share (5).................   $  0.06    $  0.06       -           -

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $0.10 and 1.23%, 1996 - $0.11 and 1.26%, 1995 - $0.11 and 1.45%;
    1994 - $0.02 and 2.17%, respectively.
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                         PERIOD
                                                         YEAR ENDED OCTOBER 31,           ENDED
                                                       --------------------------      OCTOBER 31,
                                                       1997       1996       1995       1994 (2)
                                                       ----       ----       ----      -----------
NET ASSET VALUE AT BEGINNING OF PERIOD.............   $ 13.05    $ 10.77    $  9.77      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2).................     (0.05)     (0.05)     (0.03)        0.00
  Net Realized and Unrealized Gain (Loss) on
     Investments...................................      5.65       2.34       1.03        (0.23)
                                                      -------    -------    -------      -------
  TOTAL FROM INVESTMENT OPERATIONS.................      5.60       2.29       1.00        (0.23)
                                                      -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains..................     (0.98)     (0.01)      0.00         0.00
                                                      -------    -------    -------      -------
  Total Distributions..............................     (0.98)     (0.01)      0.00         0.00
                                                      -------    -------    -------      -------
NET ASSET VALUE AT END OF PERIOD...................   $ 17.67    $ 13.05    $ 10.77      $  9.77
                                                      =======    =======    =======      =======
TOTAL RETURN.......................................     48.46%     21.17%     10.27%       (2.30)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)..............   $96,709    $48,614    $47,929      $21,193
  Ratio of Operating Expenses to Average Net Assets
     (2)...........................................      1.32%      1.43%      1.56%        1.45%(4)
  Ratio of Net Investment Income to Average Net
     Assets........................................     (0.36)%    (0.34)%    (0.29)%       0.17%(4)
  Portfolio Turnover Rate..........................     77.48%     81.63%     45.74%       18.53%(3)
  Average Commission per Share (5).................   $  0.06    $  0.06       -           -

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $(0.05) and 1.32%, 1996 - $(0.05) and 1.43%, 1995 - $(0.03) and
    1.62%; 1994 - $(0.04) and 3.15%, respectively.
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                     PERIOD
                                                                                      ENDED
                                                                                   OCTOBER 31,
                                                                                    1997 (1)
                                                                                    --------
NET ASSET VALUE AT BEGINNING OF PERIOD......................................         $ 18.29
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2)..........................................           (0.01)
  Net Realized and Unrealized (Loss) on Investments.........................           (0.61)
                                                                                     -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................           (0.62)
                                                                                     -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains...........................................            0.00
                                                                                     -------
  Total Distributions.......................................................            0.00
                                                                                     -------
NET ASSET VALUE AT END OF PERIOD............................................         $ 17.67
                                                                                     =======
TOTAL RETURN................................................................           (3.39)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).......................................         $    56
  Ratio of Operating Expenses to Average Net Assets (2).....................            1.46%(4)
  Ratio of Net Investment Income to Average Net Assets......................            0.63%(4)
  Portfolio Turnover Rate...................................................           77.48%(3)
  Average Commission per Share (5)..........................................         $  0.06

(1) For the period September 26, 1997 (commencement of investment operations) through October 31, 1997.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - ($0.01) and 1.46%
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                     PERIOD
                                                                                      ENDED
                                                                                   OCTOBER 31,
                                                                                    1997 (1)
                                                                                    --------
NET ASSET VALUE AT BEGINNING OF PERIOD......................................         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (2)..........................................            0.00
  Net Realized and Unrealized Gain on Investments...........................            0.36
                                                                                     -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................            0.36
                                                                                     -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains...........................................            0.00
                                                                                     -------
  Total Distributions.......................................................            0.00
                                                                                     -------
NET ASSET VALUE AT END OF PERIOD............................................         $ 10.36
                                                                                     =======
TOTAL RETURN................................................................            3.60%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).......................................         $10,066
  Ratio of Operating Expenses to Average Net Assets (2).....................            1.35%(4)
  Ratio of Net Investment Income to Average Net Assets......................           (0.13)%(4)
  Portfolio Turnover Rate...................................................           11.96%(3)
  Average Commission per Share (5)..........................................         $  0.06

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 - $(0.06) and 4.33%
(3) Not annualized.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                        YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                                      --------------------------      OCTOBER 31,
                                                       1997       1996       1995        1994 (1)
                                                       ----       ----       ----     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD............   $  9.70    $  9.93    $  9.14      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2).......................      0.49       0.53       0.59          0.34
  Net Realized and Unrealized Gain (Loss) on
     Investments..................................      0.16      (0.11)      0.79         (0.83)
                                                     -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS................      0.65       0.42       1.38         (0.49)
                                                     -------    -------    -------       -------
LESS DISTRIBUTIONS:
  From Net Investment Income......................     (0.49)     (0.53)     (0.59)        (0.34)
  From Net Realized Capital Gains.................     (0.09)     (0.12)      0.00          0.00
  Tax Return of Capital...........................      0.00       0.00       0.00         (0.03)
                                                     -------    -------    -------       -------
  Total Distributions.............................     (0.58)     (0.65)     (0.59)        (0.37)
                                                     -------    -------    -------       -------
NET ASSET VALUE AT END OF PERIOD..................   $  9.77    $  9.70    $  9.93      $   9.14
                                                     =======    =======    =======       =======
TOTAL RETURN......................................      7.68%      4.38%     15.62%        (4.90)%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).............   $26,683    $23,708    $23,704      $ 12,905
  Ratio of Operating Expenses to Average Net
     Assets (2)...................................      1.12%      1.12%      1.06%         0.87%(4)
  Ratio of Net Investment Income to Average Net
     Assets.......................................      5.58%      5.46%      6.35%         6.39%(4)
  Portfolio Turnover Rate.........................     43.65%     68.76%    113.50%       115.63%(3)

(1) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 -- $0.47 and 1.33%, 1996 -- $0.52 and 1.24%, 1995 -- $0.56 and 1.50%;
    1994 -- $0.21 and 3.98%, respectively.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                        YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                                      --------------------------       OCTOBER 31,
                                                       1997       1996       1995        1994 (1)
                                                       ----       ----       ----     ------------
NET ASSET VALUE AT BEGINNING OF PERIOD............   $  9.87    $  9.88    $  9.88      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (2).......................      0.46       0.45       0.49          0.30
  Net Realized and Unrealized Gain (Loss) on
     Investments..................................     (0.00)      0.00       0.00         (0.12)
                                                     -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS................      0.46       0.45       0.49          0.18
                                                     -------    -------    -------       -------
LESS DISTRIBUTIONS:
  From Net Investment Income......................     (0.46)     (0.45)     (0.49)        (0.30)
  In Excess of Net Investment Income..............      0.00      (0.01)      0.00          0.00
                                                     -------    -------    -------       -------
  Total Distributions.............................     (0.46)     (0.46)     (0.49)        (0.30)
                                                     -------    -------    -------       -------
NET ASSET VALUE AT END OF PERIOD..................   $  9.87    $  9.87    $  9.88      $   9.88
                                                     =======    =======    =======       =======
TOTAL RETURN......................................      4.74%      4.63%      5.02%         1.83%(3)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).............   $27,346    $30,527    $33,936      $ 30,771
  Ratio of Operating Expenses to Average Net
     Assets (2)...................................      1.03%      1.00%      0.95%         0.78%(4)
  Ratio of Net Investment Income to Average Net
     Assets.......................................      4.64%      4.50%      4.91%         4.48%(4)
  Portfolio Turnover Rate.........................     65.57%    154.66%     27.86%        71.38%(3)

(1) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1997 -- $0.46 and 1.05%, 1996 -- $0.45 and 1.00%, 1995 -- $0.47 and 1.08%;
    1994 -- $0.24 and 1.66%, respectively.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997

NOTE 1 -- ORGANIZATION

Schroder Series Trust (the "Trust", formerly WSIS Series Trust) is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios -- Schroder Large Capitalization Equity Fund (formerly Schroder Equity Value Fund, formerly Wertheim Equity Value Fund), Schroder Small Capitalization Value Fund (formerly Wertheim Small Capitalization Value Fund), Schroder MidCap Value Fund, Schroder Investment Grade Income Fund (formerly Wertheim Investment Grade Income Fund) and Schroder Short-Term Investment Fund (formerly Wertheim Short-Term Investment Fund) (collectively, the "Funds"). The Funds (except Schroder Short-Term Investment Fund) are presently authorized to issue two classes of shares -- "Investor Shares" and "Advisor Shares." As of October 31, 1997, only Schroder Small Capitalization Value Fund had issued Advisor Shares. Schroder Short-Term Investment Fund issues only Investor Shares.

Effective September 8, 1997, Schroder Equity Value Fund changed its name to Schroder Large Capitalization Equity Fund. Effective March 1, 1997, the Trust changed its name from WSIS Series Trust to Schroder Series Trust. Also, the name "Schroder" replaced "Wertheim" in the name of the Funds.

Schroder High Yield Income Fund was liquidated on June 16, 1997.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange, or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Trustees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

REPURCHASE AGREEMENTS: Funds enter into repurchase agreements with approved institutions. Repurchase agreements are collateralized by U.S. Government securities. The Trust's custodian takes possession of the underlying securities, the market value of which at the time of purchase at least equals the resale price, principal amount plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the underlying securities is marked-to-market on a daily basis to ensure the adequacy of the underlying securities. Schroder Capital Management Inc. ("SCM"), investment adviser to the Trust, is responsible for determining that the value of the underlying securities is at all times at least equal to the resale price. In the event of default by the seller to repurchase the securities, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of sale, including accrued interest, is less than the resale price of the repurchase agreement. If the seller should be involved in bankruptcy or insolvency proceedings, realization and/or retention of the underlying securities or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund. Expenses not directly attributed to a specific Fund are allocated among the Funds in such a manner as deemed equitable by SCM or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; declared and distributed monthly for Schroder Investment Grade Income Fund; and declared daily and distributed monthly for Schroder Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs and expenses of the Funds paid by SCM and its affiliates in connection with the organization of the Funds and the initial public offering of their shares have been deferred by the Funds and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years. SCM has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. For this purpose, SCM has specified that its initial investment in the Schroder MidCap Value fund was in the amount of $100,000.

EQUALIZATION: Schroder Investment Grade Income Fund follows an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares are equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the Fund's shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

FEDERAL INCOME TAXES: It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 1997, the Funds listed had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against taxable gains until their expiration date as follows.

                                                                            EXPIRATION
                                                                               DATES
                                FUND                            AMOUNT      OCTOBER 31,
        -----------------------------------------------------  --------     -----------
        Schroder MidCap Value Fund...........................  $144,374         2005

        Schroder Investment Grade Income Fund................    45,129         2005

        Schroder Short - Term Investment Fund................   104,408         2004

        Schroder Short - Term Investment Fund................     4,553         2005

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

At October 31, 1997, the Trust reclassified the following amounts between paid in capital, accumulated undistributed net realized gain (loss) and accumulated undistributed net investment income:

                                                                                    INCREASE/(DECREASE)
                                                                  INCREASE             ACCUMULATED
                                            (DECREASE)        UNDISTRIBUTED NET          REALIZED
                                          PAID-IN CAPITAL     INVESTMENT INCOME        GAIN/(LOSS)
                                          ---------------     -----------------     ------------------
Schroder Large Capitalization Equity          $(1,045)            $   1,045             $        0
  Fund..................................

Schroder Small Capitalization Value            (1,045)              278,644               (277,599)
  Fund..................................

Schroder MidCap Value Fund..............       (8,680)                8,680                      0

Schroder Investment Grade Income Fund...       (1,045)                1,045                      0

Schroder Short-Term Investment Fund.....       (1,046)                  989                     57

These reclassifications had no impact on the net asset value of the Funds and are designated to present each Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

The Trust has entered into investment advisory agreements with SCM. Under the agreements, SCM provides investment management services, and receives for its services monthly compensation at the following annual rates based on average daily net assets of each Fund taken separately: 0.75% for Schroder Large Capitalization Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; 0.50% for Schroder Investment Grade Income Fund; and 0.40% for Schroder Short-Term Investment Fund.

The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

SCM has voluntarily agreed to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds until October 31, 1998, to the extent that a Fund's expenses (other than SCM's compensation, brokerage, interest, taxes, deferred organizational expenses, shareholder servicing fees, and extraordinary expenses) exceed the following annual rates: 0.80% of average daily net assets of Schroder Large Capitalization Equity Fund; 0.75% of average daily net assets of Schroder Small Capitalization Value Fund; 0.45% of average daily net assets of Schroder MidCap Value Fund; 0.62% of average daily net assets of Schroder Investment Grade Income Fund; and 0.63% of average daily net assets of Schroder Short-Term Investment Fund. The Trust pays all expenses not assumed by SCM, including Trustees' fees, auditing, legal, custodial, and shareholder servicing and shareholder reporting expenses.

NOTE 4 -- SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Advisor Shares of each Fund. Under the plan, Schroder Fund Advisors Inc. or Service Organizations provide administrative support services to their customers who hold a Fund's Advisor Shares. For these shareholder services, Schroder Fund Advisors Inc. receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are employees of SCM. Trustees who are not SCM employees received an annual retainer of $5,000 and an additional fee of $1,500 for each Trustees meeting attended for fiscal 1997. In connection with the shareholders meeting held on December 8, 1997, the Trustees' compensation was changed. See Note 10.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended October 31, 1997 were as follows:

                                           NON-                           NON-
                                        GOVERNMENT      GOVERNMENT     GOVERNMENT      GOVERNMENT
                                         PURCHASES      PURCHASES         SALES          SALES
                                        ----------      ---------      ----------      ----------
Schroder Large Capitalization Equity
  Fund................................  $31,150,915     $       0      $40,379,829     $       0

Schroder Small Capitalization Value
  Fund................................   71,688,613             0       57,675,389             0

Schroder MidCap Value Fund............   10,593,519             0          949,054             0

Schroder Investment Grade Income
  Fund................................    5,106,122     8,259,431        4,752,549     5,242,921

Schroder Short-Term Investment Fund...    7,296,739     6,888,622        4,500,000     1,494,258

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 1997 were as follows:

                                                             GROSS UNREALIZED             NET UNREALIZED
                                  IDENTIFIED COST     APPRECIATION     (DEPRECIATION)      APPRECIATION
                                  ---------------     ------------     --------------     --------------
Schroder Large Capitalization
  Equity Fund...................    $34,836,655       $11,432,774        $ (714,932)       $ 10,717,842

Schroder Small Capitalization
  Value Fund....................     73,760,493        23,485,568          (807,252)         22,678,316

Schroder MidCap Value Fund......      9,994,090           383,588          (325,241)             58,347

Schroder Investment Grade Income
  Fund..........................     25,565,191           865,608                 0             865,608

Schroder Short-Term Investment
  Fund..........................     27,084,744            31,179            (5,219)             25,960

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

NOTE 7 -- SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                                YEAR ENDED                      YEAR ENDED
                                             OCTOBER 31, 1997                OCTOBER 31, 1996
                                          SHARES         DOLLARS          SHARES         DOLLARS
                                        ----------     ------------     ----------     ------------
SCHRODER LARGE CAPITALIZATION EQUITY
  FUND INVESTOR CLASS

  Shares sold.........................   1,127,960     $ 15,235,730        810,872     $  9,343,159

  Shares issued to shareholders in
     reinvestment.....................     215,393        2,664,515        314,407        3,383,017

  Shares redeemed.....................  (1,720,780)     (24,657,976)    (1,027,306)     (11,768,682)
                                        ----------     ------------     ----------     ------------

  Net (decrease) increase.............    (377,427)    $ (6,757,731)        97,973     $    957,494
                                        ==========     ============     ==========     ============

SCHRODER SMALL CAPITALIZATION VALUE
  FUND INVESTOR CLASS

  Shares sold.........................   3,086,934     $ 46,850,624        992,874     $ 12,163,446

  Shares issued to shareholders in
     reinvestment.....................     405,502        5,332,355          2,425           28,367

  Shares redeemed.....................  (1,744,917)     (27,257,461)    (1,719,678)     (20,947,007)
                                        ----------     ------------     ----------     ------------

  Net increase (decrease).............   1,747,519     $ 24,925,518       (724,379)    $ (8,755,194)
                                        ==========     ============     ==========     ============

                                              FOR THE PERIOD
                                            SEPTEMBER 26, 1997
                                            TO OCTOBER 31, 1997
                                          SHARES         DOLLARS
                                        ----------     ------------
SCHRODER SMALL CAPITALIZATION VALUE
  FUND ADVISOR CLASS

  Shares sold.........................       3,180     $     58,347

  Shares issued to shareholders in
     reinvestment.....................           0                0

  Shares redeemed.....................          (0)              (0)
                                        ----------     ------------

  Net increase........................       3,180     $     58,347
                                        ==========     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

                                         FOR THE PERIOD AUGUST 1,
                                                   1997
                                            TO OCTOBER 31, 1997
                                          SHARES         DOLLARS
                                        ----------     ------------
SCHRODER MIDCAP VALUE FUND INVESTOR
  CLASS

  Shares sold.........................   1,017,450     $ 10,654,297

  Shares issued to shareholders in
     reinvestment.....................           0                0

  Shares redeemed.....................     (45,873)        (494,073)
                                        ----------     ------------

  Net increase........................     971,577     $ 10,160,224
                                        ==========     ============

                                                YEAR ENDED                      YEAR ENDED
                                             OCTOBER 31, 1997                OCTOBER 31, 1996
                                          SHARES         DOLLARS          SHARES         DOLLARS
                                        ----------     ------------     ----------     ------------
SCHRODER INVESTMENT GRADE INCOME FUND
  INVESTOR CLASS

  Shares sold.........................     733,026     $  7,008,432        790,360     $  7,818,847

  Shares issued to shareholders in
     reinvestment.....................     162,500        1,557,874        169,595        1,652,197

  Shares redeemed.....................    (607,125)      (5,839,000)      (904,441)      (8,759,183)

  Income equalization paid............           0            2,056              0            7,265
                                        ----------     ------------     ----------     ------------

  Net increase........................     288,401     $  2,729,362         55,514     $    719,126
                                        ==========     ============     ==========     ============

SCHRODER SHORT-TERM INVESTMENT FUND
  INVESTOR CLASS

  Shares sold.........................   1,733,819     $ 17,100,221        946,514     $  9,335,247

  Shares issued to shareholders in
     reinvestment.....................     143,695        1,417,451        154,582        1,524,331

  Shares redeemed.....................  (2,200,190)     (21,701,827)    (1,440,993)     (14,216,253)
                                        ----------     ------------     ----------     ------------

  Net decrease........................    (322,676)    $ (3,184,155)      (339,897)    $ (3,356,675)
                                        ==========     ============     ==========     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

NOTE 8 -- BENEFICIAL INTEREST

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                                                          5% OF GREATER
                                                                          SHAREHOLDERS
                                                                    -------------------------
                                                                    NUMBER     % OF FUND HELD
                                                                    ------     --------------
Schroder Large Capitalization Equity Fund -- Investor.............     2            21.45%

Schroder Large Capitalization Equity Fund -- Advisor..............     0              0.0%

Schroder Small Capitalization Value Fund -- Investor..............     3            24.40%

Schroder Small Capitalization Value Fund -- Advisor...............     3            95.67%

Schroder Mid-Cap Value Fund -- Investor...........................     3            60.16%

Schroder Mid-Cap Value Fund -- Advisor............................     0              0.0%

Schroder Investment Grade Income Fund -- Investor.................     2            56.62%

Schroder Investment Grade Income Fund -- Advisor..................     0              0.0%

Schroder Short-Term Investment Fund -- Investor...................     1             5.11%

NOTE 9 -- TAX INFORMATION NOTICE

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 1997:

Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund had 99.66%, 75.22% and 79.93% of 1997 dividends qualify for corporate dividends received deduction, respectively.

Schroder Large Capitalization Equity Fund and Schroder Small Capitalization Value Fund designated $1,423,852 and $3,483,070 as capital gains dividends for the purpose of the dividend paid deduction, respectively. The dividends paid by both funds are taxed at a rate of 28%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997

NOTE 10 -- SUBSEQUENT EVENT

A meeting of the Shareholders of Schroder Series Trust was held on December 8, 1997 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matter voted upon by Shareholders and the resulting votes are presented below:

1. ELECTION OF TRUSTEES

                                                                         NUMBER OF VOTES
                                                                 -------------------------------
                            TRUSTEE                                    FOR            WITHHELD
---------------------------------------------------------------  ----------------    -----------
David N. Dinkins...............................................  11,280,759.5890      3,631.7790

Peter E. Guernsey..............................................  11,283,996.2460        395.1220

Sharon L. Haugh................................................  11,283,996.2460        395.1220

John I. Howell.................................................  11,282,238.0040      2,153.3640

Peter S. Knight................................................  11,281,966.9700      2,424.3980

Clarence F. Michalis...........................................  11,283,996.2460        395.1220

Hermann C. Schwab..............................................  11,283,996.2460        395.1220

Mark J. Smith..................................................  11,283,996.2460        395.1220

The Trustees have approved a change in the calculation of fees payable to the Trustees of the Trust effective November 1, 1997. Fees will be calculated and payable as follows: Trustees will receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Trustees of Schroder Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Schroder Series Trust (a Massachusetts business trust comprising, respectively, the Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund) as of October 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Schroder Series Trust as of October 31, 1997 the results of their operations, for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, and for the period ended October 31, 1994 in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
December 12, 1997

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

INVESTMENT MANAGER
Schroder Capital Management Inc.

OFFICERS
Mark J. Smith, Chairman
Ashbel C. Williams Jr., President
David Gibson, Vice President
Jane P. Lucas, Vice President
Catherine A. Mazza, Vice President
Fergal Cassidy, Assistant Treasurer
Alexandra Poe, Clerk
Barbara Gottlieb, Assistant Clerk

TRUSTEES
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

--------------------------------------------------------------------------------
The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Schroder Series Trust
                    P.O. Box 8507
                Boston, Mass. 02266
                 1-800-464-3108

                    1097WS

              [SCHRODERS LOGO]

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              SCHRODER SERIES TRUST

              Schroder Large
              Capitalization Equity
              Fund

              Schroder Small
              Capitalization Value Fund

              Schroder MidCap
              Value Fund

              Schroder Investment
              Grade Income Fund

              Schroder Short-Term
              Investment Fund

              ANNUAL REPORT
              October 31, 1997